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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

     Johnson & Johnson, a New Jersey corporation, has the domestic and international subsidiaries shown below. Certain domestic subsidiaries and international subsidiaries are not named because they are not significant in the aggregate. Johnson & Johnson has no parent.

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                                                                             JURISDICTION OF
                            NAME OF SUBSIDIARY                                ORGANIZATION
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
Domestic Subsidiaries:
  Cordis Corporation.......................................................  Florida
  Cordis International Corporation.........................................  Delaware
  Cordis Webster, Inc. ....................................................  California
  Ethicon Endo-Surgery, Inc. ..............................................  Ohio
  Ethicon, Inc. ...........................................................  New Jersey
  GynoPharma Inc. .........................................................  Delaware
  Indigo Medical, Inc. ....................................................  Delaware
  Janssen Pharmaceutica Inc. ..............................................  Pennsylvania
  Janssen Products, Inc. ..................................................  Delaware
  Johnson & Johnson Clinical Diagnostics, Inc. ............................  New York
  Johnson & Johnson Consumer Products, Inc. ...............................  New Jersey
  Johnson & Johnson (CR), Inc. ............................................  New Jersey
  Johnson & Johnson Development Corporation................................  New Jersey
  Johnson & Johnson Finance Corporation....................................  New Jersey
  Johnson & Johnson Health Care Systems Inc. ..............................  New Jersey
  Johnson & Johnson International..........................................  New Jersey
  Johnson & Johnson Japan Inc. ............................................  New Jersey
  Johnson & Johnson Medical, Inc. .........................................  New Jersey
  Johnson & Johnson - Merck Consumer Pharmaceuticals Co. ..................  New Jersey
  Johnson & Johnson (Middle East) Inc. ....................................  New Jersey
  Johnson & Johnson Professional, Inc. ....................................  New Jersey
  Johnson & Johnson (Russia), Inc. ........................................  New Jersey
  Johnson & Johnson Services, Inc. ........................................  New Jersey
  Johnson & Johnson Slovakia, Ltd. ........................................  New Jersey
  Johnson & Johnson Vision Products, Inc. .................................  Florida
  Johnson & Johnson S.E., Inc. ............................................  New Jersey
  Joint Medical Products Corporation.......................................  Delaware
  JJHC, Inc. ..............................................................  Delaware
  LifeScan, Inc. ..........................................................  California
  McNEIL-PPC, Inc. ........................................................  New Jersey
  McNeilab, Inc. ..........................................................  Pennsylvania
  Mitek Surgical Products, Inc. ...........................................  Delaware
  Neutrogena Corporation...................................................  Delaware
  Nitinol Development Corporation..........................................  California
  Noramco, Inc. ...........................................................  Georgia
  OMJ Pharmaceuticals, Inc. ...............................................  Delaware
  Ortho Biotech Inc. ......................................................  New Jersey
  Ortho Diagnostic Systems Inc. ...........................................  New Jersey
  Ortho Pharmaceutical Corporation.........................................  Delaware

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                                                                             JURISDICTION OF
                            NAME OF SUBSIDIARY                                ORGANIZATION
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
  Raritan Advertising, Inc. ...............................................  New Jersey
  Therakos, Inc. ..........................................................  Florida
International Subsidiaries:
  Centra Healthcare........................................................  United Kingdom
  Cilag AG.................................................................  Switzerland
  Cilag AG International...................................................  Switzerland
  Cilag AG Pharmaceuticals.................................................  Switzerland
  Cilag de Mexico, S.A. de C.V. ...........................................  Mexico
  Cilag Farmaceutica Ltda. ................................................  Brazil
  Cilag Holding AG.........................................................  Switzerland
  Cordis A.B. .............................................................  Sweden
  Cordis B.V. .............................................................  Netherlands
  Cordis France SARL.......................................................  France
  Cordis Holding (B.V.)....................................................  Netherlands
  Cordis Italia S.p.A. ....................................................  Italy
  Cordis Med. App. G.m.b.H. ...............................................  Germany
  Cordis S.A. .............................................................  Belgium
  Cordis S.A. .............................................................  France
  Cordis SARL..............................................................  France
  Cordis Sp. zoo...........................................................  Poland
  Ethicon Endo-Surgery (Europe) G.m.b.H. ..................................  Germany
  Ethicon G.m.b.H & Co. KG.................................................  Germany
  Ethicon Limited..........................................................  Scotland
  Ethicon S.p.A. ..........................................................  Italy
  Ethnor Del Istmo S.A. ...................................................  Panama
  Ethnor (Proprietary) Limited.............................................  South Africa
  Ethnor S.A. .............................................................  France
  Greiter AG...............................................................  Switzerland
  Greiter Distribution AG..................................................  Switzerland
  Greiter (International) AG...............................................  Switzerland
  Instrumentos Medico-Cirurgico Cordis S.A. ...............................  Portugal
  Janssen Biotech N.V. ....................................................  Belgium
  Janssen-Cilag A/S........................................................  Norway
  Janssen-Cilag AB.........................................................  Sweden
  Janssen-Cilag AG.........................................................  Switzerland
  Janssen-Cilag A/S........................................................  Denmark
  Janssen-Cilag B.V. ......................................................  Netherlands
  Janssen-Cilag Farmaceutica, Ltda. .......................................  Portugal
  J-C Healthcare Ltd. .....................................................  Israel
  Janssen-Cilag K.K. ......................................................  Japan
  Janssen-Cilag Limited....................................................  United Kingdom
  Janssen-Cilag Limited....................................................  South Africa
  Janssen-Cilag Medizinische Information G.m.b.H. .........................  Austria
  Janssen-Cilag N.V. ......................................................  Belgium
  Janssen-Cilag OY.........................................................  Finland
  Janssen-Cilag Pharmaceutica B.V. ........................................  Netherlands
  Janssen-Cilag Pharmaceutica S.A.C.I. ....................................  Greece

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                                                                             JURISDICTION OF
                            NAME OF SUBSIDIARY                                ORGANIZATION
---------------------------------------------------------------------------  ---------------
  Janssen-Cilag Pharma Vertrieb GmbH.......................................  Austria
  Janssen-Cilag Pty. Limited...............................................  Australia
  Janssen-Cilag S.A. ......................................................  Spain
  Janssen-Cilag S.A. ......................................................  France
  Janssen-Cilag S.p.A. ....................................................  Italy
  Janssen Farmaceutica Ltda................................................  Brazil
  Janssen Farmaceutica C.A. ...............................................  Venezuela
  Janssen Farmaceutica S.A ................................................  Spain
  Janssen Farmaceutica S.A ................................................  Colombia
  Janssen Farmaceutica, S.A. de C.V. ......................................  Mexico
  Janssen-Cilag G.m.b.H. ..................................................  Germany
  Janssen Internationaal N.V. .............................................  Belgium
  Janssen Korea, Ltd. .....................................................  Korea
  Janssen-Kyowa Co., Ltd. .................................................  Japan
  Janssen Ortho Inc. ......................................................  Canada
  Janssenpharma A/S........................................................  Denmark
  Janssen Pharmaceutica Inc. ..............................................  Canada
  Janssen Pharma S.A.R.L. .................................................  France
  Janssen Pharmaceutica Limited............................................  Thailand
  Janssen Pharmaceutica N.V. ..............................................  Belgium
  Janssen Pharmaceutica (Proprietary) Limited..............................  South Africa
  Janssen Pharmaceutical Limited...........................................  Ireland
  JHC Nederland B.V. ......................................................  Netherlands
  JHC Ltd. ................................................................  Ireland
  Johnson & Johnson AB.....................................................  Sweden
  Johnson & Johnson AG.....................................................  Switzerland
  Johnson & Johnson A/S....................................................  Denmark
  Johnson & Johnson S.A. de C.V. ..........................................  Mexico
  Johnson & Johnson de Argentina, S.A.C.e I. ..............................  Argentina
  Johnson & Johnson China, Ltd. ...........................................  China
  Johnson & Johnson Consumer N.V./S.A......................................  Belgium
  Johnson & Johnson de Colombia S.A. ......................................  Colombia
  Johnson & Johnson del Ecuador S.A. ......................................  Ecuador
  Johnson & Johnson de Mexico, S.A. de C.V. ...............................  Mexico
  Johnson & Johnson de Venezuela, S.A. ....................................  Venezuela
  Johnson & Johnson Finance Limited........................................  United Kingdom
  Johnson & Johnson/Gaba B.V. .............................................  Netherlands
  Johnson & Johnson G.m.b.H. ..............................................  Germany
  Johnson & Johnson Gesellschaft m.b.H.....................................  Austria
  Johnson & Johnson Hellas S.A. ...........................................  Greece
  Johnson & Johnson Hemisferica S.A. ......................................  Puerto Rico
  Johnson & Johnson Holding GmbH...........................................  Germany
  Johnson & Johnson (Hong Kong) Limited....................................  Hong Kong
  Johnson & Johnson Inc. ..................................................  Canada
  Johnson & Johnson Industria e Comercio Ltda..............................  Brazil
  Johnson & Johnson International S.A. ....................................  France
  Johnson & Johnson (Ireland) Limited......................................  Ireland

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                                                                             JURISDICTION OF
                            NAME OF SUBSIDIARY                                ORGANIZATION
---------------------------------------------------------------------------  ---------------
  Johnson & Johnson (Kenya) Limited........................................  Kenya
  Johnson & Johnson Korea Ltd. ............................................  Korea
  Johnson & Johnson Kft. ..................................................  Hungary
  Johnson & Johnson K.K. ..................................................  Japan
  Johnson & Johnson Leasing G.m.b.H. ......................................  Germany
  Johnson & Johnson Lda....................................................  Portugal
  Johnson & Johnson Limited................................................  United Kingdom
  Johnson & Johnson Ltd. ..................................................  India
  Johnson & Johnson Ltd. ..................................................  Russia
  Johnson & Johnson Management Ltd. .......................................  United Kingdom
  Johnson & Johnson Medical B.V. ..........................................  Netherlands
  Johnson & Johnson Medical (China) Ltd. ..................................  China
  Johnson & Johnson Medical G.m.b.H........................................  Austria
  Johnson & Johnson Medical G.m.b.H. ......................................  Germany
  Johnson & Johnson Medical K.K. ..........................................  Japan
  Johnson & Johnson Medical Korea Limited..................................  Korea
  Johnson & Johnson Medical Mexico S.A., de C.V. ..........................  Mexico
  Johnson & Johnson Medical Ltd. ..........................................  United Kingdom
  Johnson & Johnson Medical Mfg. SDN. BHD. ................................  Malaysia
  Johnson & Johnson Medical NV/SA..........................................  Belgium
  Johnson & Johnson Products Inc. .........................................  Canada
  Johnson & Johnson Medical Pty. Ltd. .....................................  Australia
  Johnson & Johnson Medical S.A. ..........................................  Argentina
  Johnson & Johnson Morocco S.A. ..........................................  Morocco
  Johnson & Johnson (New Zealand) Limited..................................  New Zealand
  Johnson & Johnson Pacific Pty. Ltd. .....................................  Australia
  Johnson & Johnson Pakistan (Private) Limited.............................  Pakistan
  Johnson & Johnson (Philippines), Inc. ...................................  Philippines
  Johnson & Johnson Poland, Inc. Sp. z o.o. ...............................  Poland
  Johnson & Johnson (Private) Limited......................................  Zimbabwe
  Johnson & Johnson Produtos Profissionais Ltda............................  Brazil
  Johnson & Johnson Professional Products (Pty.) Ltd. .....................  South Africa
  Johnson & Johnson (Proprietary) Limited..................................  South Africa
  Johnson & Johnson Pte. Ltd. .............................................  Singapore
  Johnson & Johnson Pty. Limited...........................................  Australia
  Johnson & Johnson Research Pty. Limited..................................  Australia
  Johnson & Johnson, S.A. de C.V. .........................................  Mexico
  Johnson & Johnson S.A. ..................................................  France
  Johnson & Johnson S.A. ..................................................  Spain
  Johnson & Johnson Medical S.A. ..........................................  France
  Johnson & Johnson SDN. BHD. .............................................  Malaysia
  Johnson & Johnson S.p.A. ................................................  Italy
  Johnson & Johnson, Spol.s.r.o. ..........................................  Czech Republic
  Johnson & Johnson Taiwan Ltd. ...........................................  Taiwan
  Johnson & Johnson (Trinidad) Limited.....................................  Trinidad
  Johnson & Johnson Vision Products AB.....................................  Sweden
  Johnson & Johnson Vision Products (Ireland) Limited......................  Ireland

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                                                                             JURISDICTION OF
                            NAME OF SUBSIDIARY                                ORGANIZATION
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
  Johnson & Johnson (Zambia) Limited.......................................  Zambia
  Laboratoires Polive S.N.C. ..............................................  France
  Lifescan Canada Ltd. ....................................................  Canada
  Medos S.A. ..............................................................  Switzerland
  Neutrogena Corp. S.A.R.L. ...............................................  France
  Neutrogena Provence S.A.R.L..............................................  France
  Ortho-Clinical Diagnostic Systems G.m.b.H. ..............................  Germany
  Ortho-Clinical Diagnostics K.K. .........................................  Japan
  Ortho-Clinical Diagnostics Limited.......................................  England
  Ortho-Clinical Diagnostics S.A. .........................................  Spain
  Ortho-Clinical Diagnostic N.V. ..........................................  Belgium
  Ortho-Clinical Diagnostic S.A. ..........................................  France
  Ortho-Clinical Diagnostic S.p.A. ........................................  Italy
  Ortho-McNeil Inc. .......................................................  Canada
  Pharma Argentina S.A. ...................................................  Argentina
  Princeps S.A.R.L.........................................................  France
  P.T. Johnson & Johnson Indonesia.........................................  Indonesia
  RoC International S.A. ..................................................  Germany
  RoC International S.A.R.L. ..............................................  Luxembourg
  RoC S.A. ................................................................  France
  RoC S.A./N.V. ...........................................................  Belgium
  The R.W. Johnson Pharmaceutical Research Institute.......................  Switzerland
  Shanghai Johnson & Johnson Pharmaceuticals Limited.......................  China
  Shanghai Johnson & Johnson Ltd. .........................................  China
  Surgikos, S.A. de C.V. ..................................................  Mexico
  Tasmanian Alkaloids Pty. Ltd. ...........................................  Australia
  Taxandria Pharmaceutica B.V. ............................................  Netherlands
  Woelm Pharma G.m.b.H. & Co. Arzneimittelvertrieb oHG.....................  Germany
  Woelm Pharma G.m.b.H. & Co. oHG..........................................  Germany
  Xian-Janssen Pharmaceutical Limited......................................  China

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